U.S. SECURITIES AND EXCHANGE COMMISSION

                          Washington, DC 20549


                                Form 8-K

                              CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):    July 26, 1996


                   California Micro Devices Corporation
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


          California             33-399-77              94-2672609
 ---------------------------     ---------              ----------
(State or other jurisdiction    (Commission          (IRS Employer
of Incorporation)                File Number)     Identification No.)


         215 Topaz Street, Milpitas, CA                 95035-5430
    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:    (408)263-3214


                              Not Applicable
      -----------------------------------------------------------
     (Former name or former address, if changed since last report)





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Item 5.  Results of Annual Meeting of Shareholders Vote

	On July 26, 1996, California Micro Devices Corporation (the "Company") held its Annual Meeting of Shareholders resulting in the election of a Board of
Directors, approval of amendments to Stock Option Plans, and ratification of independent auditors of the Company.  Attached heretofore is a copy of the press release of the event.


































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


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  August 2 , 1996       CALIFORNIA MICRO DEVICES CORPORATION



                                 By:  /S/ Scott Hover-Smoot
                                      ---------------------
                                      Scott Hover-Smoot
                                      Secretary and General Counsel





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
                                        NEWS RELEASE


{CALIFORNIA MICRO DEVICES CORPORATION LOGO]

               California Micro Devices

                           Contacts:  Jeffrey Kalb,  President and CEO
                                      (408) 934-3106
                                      John Trewin, Vice President and CFO
                                      (408) 934-3103
                                      Scott Hover-Smoot, General Counsel
                                      (408) 934-3182

                                       For Immediate Release


               CALIFORNIA MICRO DEVICES SHAREOWNERS MEETING

Milpitas, CA, July 26, 1996 -- California Micro Devices Corporation, (Nasdaq NMS:CAMD) announces the results of votes conducted at the Company's Annual Meeting of Shareholders held earlier today.

Five of the directors nominated for Board of Directors, Dr. Angel Jordan, Jeffrey Kalb, Wade Meyercord, Dr. John Sprague and Stuart Schube, were elected. David Schoon, nominee of Chan Desaigoudar and the Company, was also elected through implementation of cumulative voting. Shareholders also approved amendments to California Micro Devices' 1995 Stock Option Plan and 1995 Non-Employee Director Stock Option Plan and ratified the appointment of Ernst & Young LLP as its independent auditors.

Wade Meyercord, Chairman of the Board, stated that he was gratified by the fact that the holders of more than 97% of the shares were present at the meeting or represented by proxy.

Headquartered in Milpitas, California, California Micro Devices (CMD) designs, manufactures and markets integrated thin-film, silicon-based termination and filtering passive components and active electronic circuitry. CMD's products target the requirements of computer, networking and communication-based customers for smaller, densely integrated devices that operate at higher frequencies with superior performance and functionality.

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